Investor Presentation February 2007 Exhibit 99.1

Forward Looking Statement
Forward Looking Statement
Statements contained in this presentation which are not
historical facts are forward-looking statements as that
item is defined in the Private Securities Litigation
Reform Act of 1995.  Such forward-looking statements
are subject to risks and uncertainties which could cause
actual results to differ materially from estimated results.
Such risks and uncertainties are detailed in the
Company’s filings with the Securities and Exchange
Commission.

Corporate Profile
Corporate Profile
Headquartered in Birmingham, Alabama
Founded in 1999 by current management team
Total assets of $891 million as of December 31, 2006
Correspondent banking model
• Currently 226 community bank customers
• Current Markets – Southeastern U.S. and Texas
Funded with branchless deposits

Management Team
Management Team
Compass Bank 27 49 SVP of Operations Cindy Russo
The Bankers Bank (GA) 26 48 Senior Lending Officer Kenneth Vassey
Anchor Financial Corp. 23 45 Chief Financial Officer Jack Moran
The Bankers Bank (GA) 22 44 President David Long
The Bankers Bank (GA) 27 47 Chairman and CEO Greg Lee
Previous Banking Experience
Years in
Banking Age Title Name

5 Investment Considerations Investment Considerations Unique business model in growing markets Low-cost delivery channels Exportable model Excellent asset quality Strong management team

Financial Summary
Financial Summary
0.07% 0.04% NCOs / Avg. Loans *
0.53% 0.59% NPA / Total Assets
62.43% 54.71% Efficiency Ratio
3.30% 2.87% Net Interest Margin
$1,176 $1,614 Net Income
$596,670 $658,393 Deposits
$515,573 $605,953 Loans
$784,518 $891,022 Assets
4Q05 4Q06
(dollars in thousands)
* The net charge-off ratio is QTD annualized.

Business Model
Business Model
Nexity Financial
Lending Funding
Retail
Residential
Correspondent
Wholesale
Banking
Wholesale
Borrowings
Branchless
Deposits
Model complemented with numerous fee-income products

Correspondent Banking Overview
Correspondent Banking Overview
Banking services provided to community banks
• Purchase and sale of loan participations
• Fixed income investment services
• Funds management programs
• Data Processing Services (Fiserv)
Currently 226 community banking clients

Business Strategy
Business Strategy
Leverage low-cost delivery channels
Maintain superior customer service
Strategically export business model to other geographic areas
Expand and capitalize on fee-income opportunities

Market Areas
Market Areas
Current Correspondent Banking Market Offices
Atlanta, Georgia
Birmingham, Alabama
Dallas, Texas
Myrtle Beach, South Carolina
Columbia, South Carolina
Winston-Salem, North Carolina
Future Expansion
Florida
Mid-Atlantic United States
Mid-West United States

Growth Opportunities
Growth Opportunities
3
0
2
0
0
1
0
0
YTD
2007
FDIC Insured Institutions Formed
126 1 4 3 5 4 5 Virginia
79
9
8
9
21
23
4
2006
52
6
3
3
13
19
4
2005
55
9
1
7
14
15
4
2004
46
10
1
2
13
13
4
2003
29
6
1
1
11
6
0
2002
39
7
3
4
10
11
3
2001
1,798
650
95
110
352
306
159
12/31/06
Number of
Banks
Total
Texas
South Carolina
North Carolina
Georgia
Florida
Alabama

Strategic Objectives
Strategic Objectives
Continue to improve core profitability
Maintain strong quality asset growth
Enter additional geographic target markets
Build the most fundamentally sound, high performance bank
in the nation

Financial Overview

Balance Sheet Highlights
Balance Sheet Highlights
$0
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
$800,000
$900,000
2001 2002 2003 2004 2005 2006
Loans
Deposits
Assets
(dollars in thousands)

Loan Portfolio Mix
Loan Portfolio Mix
20%
26%
0%
5%
49%
0%
Commercial, financial, and agricultural Real estate - construction
Real estate - mortgage Installment loans to individuals
Home equity lines of credit Lease financing receivables
Other
Data as of December 31, 2006

Deposit Mix
Deposit Mix
1%
36%
0%
5%
36%
21%
1%
Noninterest-bearing demand Interest-bearing checking Money market accounts
Savings accounts Brokered deposits Time deposits < $100K
Time deposits > $100K
Data as of December 31, 2006

Geographic Diversity
Geographic Diversity
Loans (Top 5)
Georgia 32.85%
South Carolina      27.63%
North Carolina        7.97%
Alabama 6.62%
Florida 5.58%
Deposits (Top 5*)
Alabama 24.46%
California 10.55%
Texas 7.95%
Florida 7.69%
New York 5.16%
* Deposit accounts are in all 50 states
Data as of December 31, 2006

Asset Quality
Asset Quality
0.45%
0.23%
0.29%
0.17%
0.09%
0.31%
0.07%
0.53%
0.12%
0.59%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
0.90%
1.00%
2002 2003 2004 2005 2006
NCOs/Avg. Loans
NPA/Total Assets
* NCO Ratio is YTD Annualized

19 Net Interest Margin Net Interest Margin 3.07% 2.98% 2.97% 3.13% 3.15% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2002 2003 2004 2005 2006 * YTD Annualized

20 Efficiency Ratio Efficiency Ratio 76.45% 67.74% 63.46% 63.30% 59.15% 0% 10% 20% 30% 40% 50% 60% 70% 80% 2002 2003 2004 2005 2006

Quarterly Earnings
Quarterly Earnings
Last Five Quarters
Last Five Quarters
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
4Q 2005 1Q 2006 2Q 2006 3Q 2006 4Q 2006
Operating Income
(dollars in thousands)
* Operating Income is Net Income Less Net Securities Gains

Valuation Considerations

Valuation
Valuation
Current Price Per Share - 2/14/07
Tangible Equity – 12/31/06
Shares Outstanding – 12/31/06
Price / Tangible Book
Price / Annualized 4Q 2006 EPS
$12.10
$64.3 million
8.4 million
157.8%
16.8x

Stock Buyback Program
Stock Buyback Program
Shares Authorized in Buyback Program
Percentage of Shares Outstanding
Shares Repurchased – 2/14/07
Percentage of Shares Outstanding
400,000
4.6%
365,950
4.2%
*  Buyback program started March 3, 2006

Comparable Companies
Comparable Companies
9.7% 7.3% Equity / Assets
238.0% 158.8% Price / Tg. Book
208.1% 155.5% Price / Book
Comparable
Companies
(1)
Nexity Financial
(1) Comparable companies include publicly-traded banks with assets between $500 million and $1.5 billion that grew loans over 15% and net income over 30% in 2006; pricing data as of February 9, 2007.

26 Investment Considerations Investment Considerations Outstanding Growth Trends Excellent Profit Potential Exportable growth model Excellent asset quality Strong management team